UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 13, 2018

Atossa Genetics Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35610	26-4753208
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

107 Spring Street Seattle, Washington	98104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (206) 325-6086

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On September 13, 2018, Atossa Genetics Inc. (the “Company”) issued a press release announcing preliminary results from its Phase 1 study of topical Endoxifen in men. Also on September 13, 2018, the Company plans to hold a conference call and present information about these preliminary results. A copy of the press release and slides for the conference call are attached as Exhibit 99.1 and 99.2, respectively, to this current report and are incorporated herein by reference.

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The Company is furnishing the information in this Current Report on Form 8-K to comply with Regulation FD. Such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

“Safe harbor” statement under the Private Securities Litigation Reform Act of 1995: Some of the information presented herein may contain projections or other forward-looking statements regarding future events or the future financial performance of the Company, which the Company undertakes no obligation to update. These statements are based on management’s current expectations and are subject to risks and uncertainties that may cause actual results to differ materially from the anticipated or estimated future results, including the risks and uncertainties associated with preliminary study results varying from final results, estimates of potential markets for drugs under development, clinical trials, actions by the FDA and other governmental agencies, regulatory clearances, responses to regulatory matters, the market demand for and acceptance of the Company’s products and services, performance of clinical research organizations and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including without limitation its most recent annual report on form 10-K, subsequent quarterly reports on Forms 10-Q and Forms 8-K, each as amended and supplemented from time to time.

Item 8.01 Other Events.

See item 7.01 above which is incorporated into this Item 8.01 by this reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated September 13, 2018
99.2	Topical Endoxifen Phase 1 Study in Men Slide Presentation, dated September 13, 2018

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 13, 2018	Atossa Genetics Inc.
	By:	/s/ Kyle Guse
Kyle Guse
Chief Financial Officer, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
99.1	Press Release, dated September 13, 2018
99.2	Topical Endoxifen Phase 1 Study in Men Slide Presentation, dated September 13, 2018